                                                                   EXHIBIT 10.19

                          IRREVOCABLE LETTER OF CREDIT


                                                                February 8, 2000

Re:      Irrevocable Letter of Credit No. 3022930


Amalgamated Bank of Chicago, as Trustee
One West Monroe, 3rd Floor
Chicago, Illinois 60603

Ladies and Gentlemen:

                  At the request and on the instructions of Source-Myco, Inc., a Delaware corporation, and The Source Information Management Company, a Missouri corporation (collectively, the "Account Party"), Bank of America, N.A. (the "Bank") hereby establishes in your favor this Irrevocable Letter of Credit No. 3022930 in the amount of $4,073,973 (subject to reduction as provided herein) (the "Stated Amount") in respect to the Industrial Project Revenue Bonds, Series 1995 (MYCO, Inc. Project) (the "Bonds"), issued pursuant to the Indenture of Trust dated as of January 1, 1995 (the "Indenture") between the City of Rockford, Illinois (the "Issuer") and Amalgamated Bank of Chicago, as trustee and tender agent (the "Trustee"), of which an amount not exceeding $4,000,000 may be drawn upon with respect to payment of the unpaid principal amount or the portion of purchase price corresponding to principal of the Bonds and an amount not exceeding $73,973 may be drawn upon with respect to payment of 45 days of interest accrued or the portion of purchase price corresponding to interest accrued on the Bonds on or prior to their stated maturity date (at the assumed maximum interest rate of 15% per annum and assuming a year of 365 days).

                  Subject to the foregoing and to the further provisions of this Letter of Credit, demand for payment may be made by you from time to time hereunder by presentation to an Authorized Officer (hereinafter defined), either
(a) at 333 South Beaudry, 19th Floor, Los Angeles, California 90017, Attention:
Standby Letter of Credit Department (or at any other office of the Bank in the Continental United States designated by the Bank in a written notice delivered to the Trustee) or (b) by facsimile transmission to the following number (or to any other number(s) designated by the Bank by a written notice delivered to the Trustee): Facsimile No. 213-345-6694 (transmission may be confirmed by telephone call to the Bank at Telephone No. (213) 345-6632), of your sight draft(s) in the form of Exhibit E attached hereto in the amount(s) specified in the applicable Certificate(s) for Payment and as follows: (i) if the drawing is being made with respect to payment of the portion of purchase price of the Bonds corresponding to the principal thereof as required under Section 6 of the Bonds (an "A Drawing"), receipt by the Bank on the Business Day on which payment is to be made of a Certificate For Payment on the letterhead of the Trustee signed by an Authorized Officer of the Trustee in the form of Exhibit A attached hereto appropriately completed, (ii) if the drawing is being made with respect to principal of the Bonds which is due because of the maturity, acceleration or redemption thereof (a "B Drawing"), receipt by the Bank on the Business Day on which payment is to be made of a Certificate For Payment on the letterhead of the Trustee signed by an Authorized Officer of the Trustee in the form of Exhibit B attached hereto appropriately completed, (iii) if the drawing is being made with respect to a payment of interest which is due other than with respect to the purchase of the Bonds (a "C Drawing"), receipt by the Bank on the Business Day on which payment is to be made of a Certificate For Payment on the letterhead of the Trustee signed by an Authorized Officer of the Trustee in the form of Exhibit C attached hereto appropriately completed, and (iv) if the drawing is being made with respect to a payment of the portion of the purchase price of the Bonds corresponding to interest on the Bonds as required under
Section 6 of the Bonds (a "D Drawing"), receipt by the Bank on the date specified below of a Certificate For Payment on the letterhead of the Trustee signed by an Authorized Officer of the Trustee in the form of Exhibit D attached hereto appropriately completed. As used in this Letter of Credit, "Authorized

Officer" means an Assistant Manager, Assistant Treasurer, Vice President or Assistant Vice President.

                  Demands for payment hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us as provided in the next paragraph. Subject to the preceding sentence, each "A Drawing" and each "B Drawing" honored by the Bank hereunder shall pro tanto reduce the amount which may be drawn upon with respect to payment of the unpaid principal amount or the portion of purchase price corresponding to principal of the Bonds (the "Principal Component"), each "C Drawing" and each "D Drawing" honored by the Bank hereunder shall pro tanto reduce the amount which may be drawn upon with respect to payment of interest accrued or the portion of the purchase price corresponding to interest accrued on the Bonds (the "Interest Component") and any such reduction shall result in a corresponding reduction in the Stated Amount, it being understood that after the effectiveness of any such reduction you shall no longer have any right to make a drawing hereunder in respect of the amount of such principal and/or interest on the Bonds or the payment of purchase price corresponding thereto causing or corresponding to such reduction, unless and until such amount is reinstated as set forth below. Upon receipt by the Bank of the certificate of the Trustee in the form of Exhibit H hereto, the Stated Amount shall be permanently reduced by an amount equal to the amount specified in such certificate; provided, however, that no reduction under this sentence shall duplicate any reduction made in accordance with the immediately preceding sentence of this paragraph.

                  Upon notification to us by you, by facsimile or other communication acceptable to us, of the remarketing of any Bonds purchased in connection with any "A Drawing", the Principal Component shall automatically be reinstated by an amount equal to the principal amount of such remarketed Bonds, and the Interest Component shall likewise be reinstated by the amount of the "D Drawing" made to pay the portion of the purchase price corresponding to interest on such remarketed Bonds. In addition, if you shall not have received, within ten (10) days after any payment in respect of a "C Drawing", notice from us that the Stated Amount of this Letter of Credit will not be reinstated following a "C Drawing" in accordance with the Reimbursement Agreement dated February 8, 2000 between the Account Party and us (the "Reimbursement Agreement"), because an Event of Default under such Reimbursement Agreement has occurred and is continuing, the Interest Component will automatically be reinstated to an amount equal to 45 days' interest (computed as though the Bonds bore interest at the rate of 15% per annum and based upon a year of 365 days, notwithstanding the actual rate borne from time to time by the Bonds) on the then applicable Principal Component.

                  Demand for payment may be made by you under this Letter of Credit prior to the expiration hereof at any time during the Bank's business hours at its aforesaid address, on a Business Day (as hereinafter defined). As used in this Letter of Credit, the term "Business Day" means any day other than
(i) a Saturday or Sunday, (ii) a day on which commercial banks in New York, New York, Chicago, Illinois or Charlotte, North Carolina (or such other city or cities where the principal corporate trust offices of the Trustee, the Tender Agent, and the Remarketing Agent are located and of which we shall have been notified by you in writing) or the city in which the office of the Bank is located at which drawings under this Letter of Credit are to be made, are authorized by law or executive order to close, or (iii) a day on which The New York Stock Exchange is closed. If demand for payment is made by you hereunder at or prior to 11:00 a.m., Chicago, Illinois time on a Business Day, provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you out of our own funds of the amount demanded, in immediately available funds, not later than 1:00 p.m., Chicago, Illinois time, on the same Business Day. If demand for payment is made by you hereunder after 11:00 a.m., Chicago, Illinois time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you out of our own funds of the amount demanded, in immediately available funds, not later than 1:00 p.m., Chicago, Illinois time, on the next succeeding Business Day. If a demand for payment made by you hereunder or the documents presented in connection therewith do not, in any instance, conform to the terms and conditions of this Letter of Credit, the Bank shall give you prompt notice that the purported negotiation was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that the Bank is holding any documents at your disposal or is returning the same to you, as the Bank may elect. Upon being notified that the purported negotiation was not effected in conformity with this Letter of Credit, you may attempt to correct any such nonconforming demand for payment or document if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

                  This Letter of Credit shall automatically expire at our close of business at our aforesaid address on the earliest to occur of: (i) April 20, 2001 (the "Stated Expiration Date"), or, if such date is extended as described below in this paragraph, the date as so extended, (ii) the date on which all drawings permitted hereunder which are not subject to reinstatement have been made and honored by us, (iii) our receipt of a certificate signed by an Authorized Officer of the Trustee stating that "(A) the conditions precedent to the acceptance under the Indenture of an alternate Letter of Credit have been satisfied, (B) the Trustee has accepted an alternate Letter of Credit and (C) on the effective date of an alternate Letter of Credit, and after receipt by Bank of America, N.A. of this certificate, Bank of America, N.A. Irrevocable Letter of Credit No. 3022930 shall terminate", (iv) the date specified in a certificate signed by an Authorized Officer of the Trustee stating that the Letter of Credit will terminate pursuant to the terms of Section 701(a)(G) of the Indenture, (v) upon our receipt of a certificate signed by an Authorized Officer of the Trustee stating that no Bonds remain Outstanding (as defined in the Indenture), or (vi) ten (10) days after the receipt by the Trustee of a certificate from us stating either (A) that the Stated Amount of this Letter of Credit will not be reinstated following a "C Drawing" or (B) that an Event of Default has occurred and is continuing under the Reimbursement Agreement, and directing the Trustee to declare an acceleration of the maturity of the Bonds (the first to occur of clauses (i) through (vi) above hereinafter called the "Termination Date"). This Letter of Credit shall be promptly surrendered to us by you for cancellation upon expiration. As provided in the Reimbursement Agreement, the Stated Expiration Date shall automatically be extended for successive additional periods of one calendar month until the twentieth day of the thirteenth month following receipt by the Account Party and the Trustee of a notice of non-extension from the Bank. The Bank may refuse to extend the Stated Expiration Date as the Bank, in the Bank's sole and unfettered discretion, deems appropriate.

                  Notwithstanding anything to the contrary herein, all payments under this Letter of Credit shall be made with funds of the Bank, and the Bank shall not use any monies paid to it by the Account Party to honor the Bank's obligations under this Letter of Credit.

                  All documents presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and presented to us at our address as aforesaid, Attention: Standby Letter of Credit Department, or sent by facsimile with the original sent by courier for next day delivery, and shall make specific reference to this Letter of Credit by number.

                  This Letter of Credit is transferable in its entirety (but not in part), to the extent of the then available Stated Amount hereunder, to any transferee who has succeeded you as Trustee under the Indenture and may be successively transferred. Transfer of the available drawings under this Letter of Credit shall be effected by presentation to us of this Letter of Credit accompanied by a certificate in the form of Exhibit G hereto attached with the blanks therein completed in accordance with this Letter of Credit. Upon such presentation we shall forthwith endorse this Letter of Credit to reflect such transfer.

                  References herein to the Bonds, the Issuer, the Indenture and the underlying transaction are for informational purposes only and will have no bearing on the negotiation of this Letter of Credit.

                  This Letter of Credit, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"), except for Article 41 thereof. This Letter of Credit shall be deemed to be made under the laws of the State of North Carolina and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State without regard to principles of conflicts of laws.

                  By paying the Trustee an amount demanded in accordance with this Letter of Credit, the Bank makes no representation as to the correctness of the amount demanded or of the calculations and representations of the Trustee required by this Letter of Credit.

                  This Letter of Credit sets forth in full the undertaking of the Bank, and such undertaking shall not be deemed in any way to be modified, amended, amplified or otherwise affected by any document, instrument or agreement referred to herein (including without limitation, the Bonds), except only the Uniform Customs and the certificate(s) provided for herein.

                                                     Very truly yours,

                                                     BANK OF AMERICA, N.A.



                                                     By: /s/ Sandra Leon
                                                         _______________________
                                                         Vice President


                                                     By: /s/ Ben Cortez
                                                         _______________________
                                                         Vice President

                                                                       EXHIBIT A

                          CERTIFICATE FOR PAYMENT UNDER
                              BANK OF AMERICA, N.A.
                          IRREVOCABLE LETTER OF CREDIT
                            NO. 3022930 IN RESPECT OF
                                 AN "A DRAWING"


                  The undersigned, a duly authorized officer of Amalgamated Bank of Chicago, as Trustee and Tender Agent (the "Trustee"), hereby certifies as follows with respect to Irrevocable Letter of Credit No. 3022930 (the "Letter of Credit") relating to the City of Rockford, Illinois Industrial Project Revenue Bonds, Series 1995 (MYCO, Inc. Project) (the "Bonds"), issued pursuant to the Indenture of Trust dated as of January 1, 1995 between the City of Rockford, Illinois and the Trustee (the "Indenture"), a photostat of which Letter of Credit is attached hereto:

                  1. The Trustee is making a drawing under the Letter of Credit in the amount of $__________________ with respect to payment of the portion of the purchase price of Bonds corresponding to the principal amount thereof delivered or deemed delivered pursuant to Section 6 of the Bonds.

                  2. The drawing is not being made in respect of any Pledged Bonds or Bank Owned Bonds, as defined in the Letter of Credit.

                  3. The amount of sight draft(s) accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the portion of the purchase price of Bonds corresponding to the principal amount thereof as required under Section 6 of the Bonds.

                  4. The amount of the sight draft(s) accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  5. Upon receipt by the undersigned of the amount demanded hereby, (i) the undersigned will apply the same directly to the payment when due of the appropriate amount owing on account of the Bonds pursuant to the Indenture (ii) no portion of said amount will be applied by the undersigned for any other purpose and (iii) no portion of said amount will be commingled with other funds held by the undersigned.

                  6. We either hold on your behalf in your capacity as a secured party (in addition to any Bonds we may have previously held on your behalf) or, if the Bonds are subject to a global book entry registration system, have directed the securities depository for the Bonds to note a security interest on your behalf in the books and records maintained by such securities depository, in either such case, Bonds in the principal amount with accrued interest equal to the sight draft(s) accompanying this certificate and, so long as the Bonds are not subject to a global book entry registration system, we will deliver such Bonds to you at your request.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of ________________, _____.

                          AMALGAMATED BANK OF CHICAGO,
                          as Trustee



                          By:
                             _________________________________________

                          Title:
                                ______________________________________

                                                                       EXHIBIT B

                          CERTIFICATE FOR PAYMENT UNDER
                              BANK OF AMERICA, N.A.
                    IRREVOCABLE LETTER OF CREDIT NO. 3022930
                           IN RESPECT OF A "B DRAWING"


                  The undersigned, a duly authorized officer of Amalgamated Bank of Chicago, as Trustee and Tender Agent (the "Trustee"), hereby certifies as follows with respect to Irrevocable Letter of Credit No. 3022930 (the "Letter of Credit") relating to the City of Rockford, Illinois Industrial Project Revenue Bonds, Series 1995 (MYCO, Inc. Project) (the "Bonds"), issued pursuant to the Indenture of Trust dated as of January 1, 1995 between the City of Rockford, Illinois and the Trustee (the "Indenture"), a photostat of which Letter of Credit is attached hereto:

                  1. The Trustee is making a drawing under the Letter of Credit with respect to the payment of principal on the Bonds which is due because of the maturity, acceleration or redemption thereof.

                  2. The drawing is not being made in respect of any Pledged Bonds or Bank Owned Bonds, as defined in the Letter of Credit.

                  3. The amount of principal on the Bonds which is due and payable is $________________. The amount of the sight draft(s) accompanying this Certificate does not exceed such amount.

                  4. The amount of the sight draft(s) accompanying this Certificate, together with the aggregate of all prior payments made pursuant to B Drawings under this Letter of Credit for the payment of principal of the Bonds, does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of principal of the Bonds or the portion of the purchase price corresponding to principal of the Bonds.

                  5. The amount of the sight draft(s) accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  6. Upon receipt by the undersigned of the amount demanded hereby, (1) the undersigned will apply the same directly to the payment when due of the appropriate amount owing on account of the Bonds pursuant to the Indenture, (ii) no portion of said amount will be applied by the undersigned for any other purpose and (iii) no portion of said amount will be commingled with other funds held by the undersigned.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______ day of _________________, ______.

                          AMALGAMATED BANK OF CHICAGO,
                          as Trustee



                          By:
                             __________________________________________

                          Title:
                                _______________________________________

                                                                       EXHIBIT C

                          CERTIFICATE FOR PAYMENT UNDER
                             BANK OF AMERICA, N.A.,
                    IRREVOCABLE LETTER OF CREDIT NO. 3022930
                           IN RESPECT OF A "C DRAWING"


                  The undersigned, a duly authorized officer of Amalgamated Bank of Chicago, as Trustee and Tender Agent (the "Trustee"), hereby certifies as follows with respect to Irrevocable Letter of Credit No. 3022930 (the "Letter of Credit") relating to the City of Rockford, Illinois Industrial Project Revenue Bonds, Series 1995 (MYCO, Inc. Project) (the "Bonds"), issued pursuant to the Indenture of Trust dated as of January 1, 1995 between the City of Rockford, Illinois and the Trustee (the "Indenture"), a photostat of which Letter of Credit is attached hereto:

                  1. The Trustee is making a drawing under the Letter of Credit in the amount of $_____________ with respect to the payment of interest on the Bonds which is due other than with respect to the purchase of Bonds, which amount has become due and payable under the Indenture.

                  2. Interest on the Bonds is due and payable and the amount of the sight draft(s) accompanying this Certificate does not exceed the amount of interest on the Bonds that is or will so become due and payable.

                  3. The amount of the sight draft(s) accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                  4. The amount of the sight draft(s) accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  5. The amount demanded hereby does not include any amount in respect of the interest on any Pledged Bonds or Bank Owned Bonds, as defined in the Letter of Credit.

                  6. Upon receipt by the undersigned of the amount demanded hereby, (i) the undersigned will apply the same directly to the payment when due of the appropriate amount owing on account of the Bonds pursuant to the Indenture, (ii) no portion of said amount will be applied by the undersigned for any other purpose and (iii) no portion of said amount will be commingled with other funds held by the undersigned.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________ day of _______________, _____.


                          AMALGAMATED BANK OF CHICAGO,
                          as Trustee



                          By:
                             _________________________________________

                          Title:
                                ______________________________________

                                                                       EXHIBIT D

                          CERTIFICATE FOR PAYMENT UNDER
                              BANK OF AMERICA, N.A.
                          IRREVOCABLE LETTER OF CREDIT
                             NO. 3022930 IN RESPECT
                                OF A "D DRAWING"


                  The undersigned, a duly authorized officer of Amalgamated Bank of Chicago, as Trustee and Tender Agent (the "Trustee"), hereby certifies as follows with respect to Irrevocable Letter of Credit No. 3022930 (the "Letter of Credit") relating to the City of Rockford, Illinois Industrial Project Revenue Bonds, Series 1995 (MYCO, Inc. Project) (the "Bonds"), issued pursuant to the Indenture of Trust dated as of January 1, 1995 between the City of Rockford, Illinois and the Trustee (the "Indenture"), a photostat of which Letter of Credit is attached hereto:

                  1. The Trustee is making a drawing under the Letter of Credit in the amount of $____________ with respect to payment of the portion of the purchase price of the Bonds corresponding to the accrued interest thereon as required under Section 6 of the Bonds.

                  2. The amount of the sight draft(s) accompanying this Certificate does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date as required under Section 6 of the Bonds.

                  3. The amount of the sight draft(s) accompanying this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  4. The amount demanded hereby does not include any amount in respect of the interest on any Pledged Bonds or Bank Owned Bonds, as defined in the Letter of Credit.

                  5. Upon receipt by the undersigned of the amount demanded thereby, (i) the undersigned will apply the same directly to the payment when due of the appropriate amount owing on account of the Bonds pursuant to the Indenture, (ii) no portion of said amount will be applied by the undersigned for any other purpose and (iii) no portion of said amount will be commingled with other funds held by the undersigned.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of ____________________, ____.

                           AMALGAMATED BANK OF CHICAGO,
                           as Trustee



                          By:
                             _________________________________________

                          Title:
                                ______________________________________

                                                                       EXHIBIT E


                                     (Place)


                                                           _______________, ____

AT SIGHT
PAY TO  ___________________ U.S. $_________________________

_________________________________ UNITED STATES DOLLARS. Drawn under Bank of America, N.A. Irrevocable Letter of Credit No. 3022930.

                                         (Name of Beneficiary)


                                         _______________________________________
                                         (Title)

BANK OF AMERICA, N.A.
_____________________
_____________________

Attention: __________________________

                                                                       EXHIBIT F



                                   [Reserved]

                                                                       EXHIBIT G


                    INSTRUCTION TO TRANSFER LETTER OF CREDIT


                                                       __________________, _____

                    Irrevocable Letter of Credit No. 3022930

Bank of America, N.A.
____________________
____________________

Attention:  ____________________________________

Gentlemen:

                  For value received, the undersigned beneficiary hereby irrevocably transfers to:


                                        ____________________________________
                                                (Name of Transferee)



                                        ____________________________________
                                                      (Address)

all rights of the undersigned beneficiary to draw under the above-referenced letter of credit (the "Letter of Credit") in its entirety. Said transferee has succeeded the undersigned beneficiary as Trustee under the Indenture of Trust, dated as of January 1, 1995, between the City of Rockford, Illinois and the undersigned beneficiary securing the $4,000,000 City of Rockford, Illinois Industrial Project Revenue Bonds, Series 1995 (MYCO, Inc. Project).

                  By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof, provided, however, that no rights shall be transferred to a transferee unless such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

                  The Letter of Credit is returned herewith and in accordance therewith we ask you to endorse the Letter of Credit to reflect such transfer.



                                                     Very truly yours,


                                                     ___________________________
                                                     as Trustee


                                                     By:
                                                        ________________________

                                                     Title:
                                                           _____________________

                                                                       EXHIBIT H

              CERTIFICATE FOR PERMANENT REDUCTION OF STATED AMOUNT


To:      Bank of America, N.A.
         _____________________
         _____________________

         Attention:  ______________________________________

Re:      Irrevocable Letter of Credit No. 3022930

                  The undersigned hereby certifies to Bank of America, N.A. (the "Bank"), with reference to Irrevocable Letter of Credit No. 3022930 (the "Letter of Credit") issued by the Bank in favor of Amalgamated Bank of Chicago, as Trustee (the "Trustee"), and for the account of Source-Myco, Inc. and The Source Information Management Company, Inc. that the undersigned is a duly authorized officer of the Trustee, that any capitalized term used but not defined herein shall have its respective meaning set forth in the Letter of Credit and that:

                  1. The Trustee is the Trustee under the Indenture.

                  2. Effective on ______________, ______________ [insert date at least three Business Days after the date of the certificate], the Stated Amount shall be permanently reduced to $_________, of which (i) an amount not exceeding $_____________ shall be the available Principal Portion of the Stated Amount and (ii) an amount not exceeding $_____________ shall be the available Interest Portion of the Stated Amount.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______ day of _____________________, ____.

                                          ____________________, as Trustee



                                                     By:
                                                        ________________________

                                                     Title:
                                                           _____________________